UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

MAGICJACK VOCALTEC LTD.

(Exact name of registrant as specified in charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Haomanut Street, 2nd Floor

Poleg Industrial Zone, Netanya, Israel 4250445

(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Result of Operations and Financial Condition.

On March 15, 2017, magicJack VocalTec Ltd. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2016. A copy of the press release is furnished herewith as Exhibit 99.1. The Company held a conference call on March 15, 2017 to discuss these financial results and its dual track approach to pursue a strategic alternatives process and the execution of a new business strategy, a transcript of which is furnished herewith as Exhibit 99.2.

In its press release, the Company included non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. The press release sets forth the reasons the Company believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is also included in the press release.

The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 15, 2017, announcing financial results for the quarter and year ended December 31, 2016.

99.2	Transcript of conference call held on March 15, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGICJACK VOCALTEC LTD.

By:	/s/ Jose Gordo
Name:	Jose Gordo
Title:	Chief Financial Officer

Date:	March 16, 2017

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 15, 2017, announcing financial results for the quarter and year ended December 31, 2016.

99.2	Transcript of conference call held on March 15, 2017.

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